POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Encompass Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President, Treasurer and a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  5th  day of June, 2006.

 /s/    Malcolm H. Gissen

Malcolm H. Gissen

President, Treasurer and Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN FRANSISCO

)

Before me, a Notary Public, in and for said county and state, personally appeared Malcolm H. Gissen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  5   day of June, 2006.

                    JOANNE J. PARK                                 /s/    Joanne J. Park

                    COMM. # 1481447                                 Notary Public
                    NOTARY PUBLIC-CALIFORNIA
                    SAN FRANCISCO COUNTY

                           COMM. EXP. April 8, 2008

My commission expires: 4/8/2008

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Encompass Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE and MALCOLM H. GISSEN his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  9th  day of June, 2006.

/s/ William P. Twomey

William P. Twomey

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN FRANSISCO

)

Before me, a Notary Public, in and for said county and state, personally appeared William P. Twomey, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  9th  day of June, 2006.

                    IRENE C. HERMAN                             /s/ Irene C. Herman

                    Commission # 11420994                           Notary Public IRENE C. HERMAN
                    Notary Public - California
                    San Francisco County

                    My Comm. Expires May 30, 2007             My commission expires: MAY 30, 2007

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Encompass Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE and MALCOLM H. GISSEN his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  6   day of June, 2006.

 /s/     Sol Coffino

Sol Coffino

                                                                                                                                                                                                                                                                                                                                                          Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN FRANSISCO

)

Before me, a Notary Public, in and for said county and state, personally appeared Sol Coffino, Esq., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this ____ day of June, 2006.

                                                                                    See Acknowledgement Attached

                                                                                    Notary Public

                                                                                                                My commission expires: April 3, 2007

530372.1

NOTARY ACKNOWLEDGEMENT

State of California

)

)

ss:

County of San Francisco

)

On June 6, 2006, before me, Linda Adele Rust, Notary Public in and for said State, personally appeared Sol Coffino, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                                                                    LINDA ADELE RUST

                                                                                    COMM. # 1408648
/s/ Linda Adele Rust                                                     NOTARY PUBLIC-CALIFORNIA
Linda Adele Rust                                                                             SAN FRANCISCO COUNTY

                                                                                                                COMM. EXP. April 3, 2007

My Commission Expires: April 3, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Encompass Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE and MALCOLM H. GISSEN his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  13  day of June, 2006.

/s/ John F. Runkel

John F. Runkel

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SANTA CLARA

)

Before me, a Notary Public, in and for said county and state, personally appeared John F. Runkel, Esq., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   13th  day of June, 2006.

                    MARILYN K. MASTROS                          /s/ Marilyn K. Mastros

                    Commission  # 1547928                                 Notary Public
                    Notary Public-California
                    Santa Clara County

                           My. Comm. Expires Jan 28, 2009                                       My commission expires: Jan. 28, 2009

530372.1

CERTIFICATE

The undersigned, President of Encompass Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held June  3 , 2006, and is in full force and effect:

"WHEREAS, Encompass Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE and MALCOLM H. GISSEN, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  June  3 , 2006

 /s/     Malcolm H. Gissen

Malcolm H. Gissen, President

Encompass Funds

530372.1